SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2007
EGL, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-27288 (Commission File Number)	76-0094895 (IRS Employer Identification No.)

15350 Vickery Drive, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 618-3100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On February 27, 2007, EGL, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2006. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     All of the information furnished in this Current Report on Form 8-K and the accompanying exhibit will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press release, dated February 27, 2007, reporting financial results of EGL, Inc. for the fourth quarter and fiscal year ended December 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2007	EGL, INC.
	By:	/s/ Dana A. Carabin
Dana A. Carabin
Secretary

Exhibit Index
99.1	Press release, dated February 27, 2007, reporting financial results of EGL, Inc. for the fourth quarter and fiscal year ended December 31, 2006.